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                                                                 EXHIBIT 10.4(c)

                      AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is made and entered into as of the 15th day of March, 2000, by and among INTERLAND, INC., a Georgia corporation (the "Company"), CREST COMMUNICATIONS PARTNERS, L.P., a Delaware limited partnership, CREST ENTREPRENEURS FUND, L.P., a Delaware limited partnership (collectively "Crest"), BOULDER VENTURES III, L.P., a Delaware limited partnership ("Boulder"), MICROSOFT CORPORATION, a Washington corporation ("Microsoft"), NETWORK SOLUTIONS, INC., a Delaware corporation ("NetSol"), and the other investors set forth on the signature page hereto (the "Other Investors"), to amend the terms of that certain Stockholders' Agreement by and among the Company, Crest, Boulder and the Other Investors dated as of December 2, 1999 (the "Agreement").

         WHEREAS, the Agreement was entered into in connection with Crest's and Boulder's acquisition of an aggregate of 9,174,313 shares of the Company's Series A Convertible Participating Preferred Stock, no par value per share (the "Series A Stock") and amended on December 23, 1999 to include Microsoft as a party to the Agreement (the "Microsoft Amendment") in connection with its purchase of 2,300,000 shares of Series A Stock;

         WHEREAS, in connection with NetSol's acquisition of 689,655 shares of the Series A Stock, NetSol desires to be entitled and subject to all of the rights and obligations of the Agreement pari passu with each of Boulder, Crest and Microsoft;

         WHEREAS, the Company, Crest, Boulder and Microsoft and the Other Investors have determined and agreed that it would be in the strategic best interest of the Company to amend the Agreement to include NetSol as a party to the Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:


         1. The Agreement is hereby amended to include NetSol as a party thereto as one of the Investor Stockholders for all purposes thereunder, except that NetSol's acquisition of the Series A Stock is in addition to the purchase of 9,174,313 shares of Series A Stock described in the recitals section of the Agreement and the 2,300,000 shares of Series A Stock described in the Microsoft Amendment. As such, NetSol shall have all of the rights and obligations under and pursuant to the Agreement in exactly the same manner and to the same extent as such rights and obligations are granted to each of the Investor Stockholders.


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                  IN WITNESS WHEREOF, the undersigned individuals and the
respective duly authorized officer or partner, as the case may be, of each of the parties hereto have executed this Amendment as of the day and year first hereinabove set forth.

                                     INTERLAND, INC.


                                     By:         /s/ Ken Gavranovic
                                            ------------------------------------
                                     Name:  Ken Gavranovic
                                     Title: President and Chief Executive
                                            Officer


                                     THE INVESTOR STOCKHOLDERS

                                     CREST COMMUNICATIONS PARTNERS L.P.


                                     By:    Crest Communications Holdings LLC
                                     Its:   Authorized Representative


                                     By:        Gregg A. Mockenhaupt
                                            ------------------------------------
                                     Name:  Gregg A. Mockenhaupt
                                     Title: Managing Director


                                     CREST ENTREPRENEURS FUND L.P.

                                     By:    Crest Communications Holdings LLC
                                     Its:   Authorized Representative


                                     By:        Gregg A. Mockenhaupt
                                            ------------------------------------
                                     Name:  Gregg A. Mockenhaupt
                                     Title: Managing Director


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                                     BOULDER VENTURES III, L.P.

                                     By:        /s/ Andrew E. Jones
                                            ------------------------------------
                                     Name:  Andrew E. Jones
                                     Title: Partner


                                     BANCBOSTON VENTURES INC.

                                     By:        /s/ M. Scott McCormack
                                            ------------------------------------
                                     Name:  M. Scott McCormack
                                     Title: Vice President


                                     PRIVATE EQUITY CO-INVEST LTD.

                                     By:    VBTC Management, Ltd.
                                     Its:   Sole Director

                                     By:        /s/ Clive Munyard
                                            ------------------------------------
                                     Name:  Clive Munyard
                                     Title: Executive Director


                                     BOULDER VENTURES III (ANNEX), L.P.

                                     By:        /s/ Andrew E. Jones
                                            ------------------------------------
                                     Name:  Andrew E. Jones
                                     Title: Partner

                                     MICROSOFT CORPORATION

                                     By:         /s/ Amar Nehru
                                           -------------------------------------
                                     Name: Amar Nehru
                                     Its:  GM-Corporate Development


                                     NETWORK SOLUTIONS, INC.

                                     By:         /s/ James P. Rutt
                                            ------------------------------------
                                     Name:  James P. Rutt
                                     Its:   Chief Executive Officer


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                                                 /s/ Waldemar Fernandez
                                           -------------------------------------
                                           Waldemar Fernandez



                                                 /s/ Ken Gavranovic
                                           ------------------------------------
                                           Ken Gavranovic


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